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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2000
                                                          ---------------


                             Berkshire Bancorp Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-13649                      94-2563513
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


             160 Broadway, New York, New York                10038
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        (Address of principal executive offices)           (zip code)


       Registrant's Telephone Number, including Area Code: (212) 791-5362
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 16, 2000, Registrant and its wholly-owned subsidiaries, The Berkshire Bank, a commercial bank chartered and existing under the laws of New York ("Berkshire Bank"), and Greater American Finance Group, Inc., a Delaware corporation that is the immediate parent of Berkshire Bank, entered into an Agreement and Plan of Reorganization (the "Agreement") with GSB Financial Corporation, a Delaware corporation, which is a savings and loan holding company ("GSB Financial"), and its wholly-owned subsidiary, Goshen Savings Bank, a federal savings bank, chartered and existing under the laws of the United States ("Goshen Bank"). Under the terms and subject to the conditions set forth in the Agreement, GSB Financial will be merged with and into the Registrant and Goshen Bank will be merged with and into Berkshire Bank. In connection with the merger, holders of common stock of GSB Financial will receive, for each share of common stock of GSB Financial held by them, $20.75, or, in the alternative, at their election, 0.6027 shares of the Registrant's common stock. The stock component of the transaction will represent 50.1% of the total consideration, while the cash component will represent 49.9%, subject to increase in the stock component up to 60% of the total if a higher number of GSB Financial stockholders elect to receive stock. The right of the GSB Financial stockholders to elect to receive stock or cash is subject to allocation procedures if the GSB Financial stockholders electing to receive stock do not represent between 50.1% and 60% of the total GSB Financial shares outstanding.

         The completion of the transaction is subject to the satisfaction of various conditions including the receipt of regulatory approval from the Board of Governors of the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision and the New York State Banking Department. Approval by the stockholders of both GSB Financial and the Registrant will also be required. The transaction is expected to close in the fourth quarter of 2000.

         The Registrant and GSB Financial's joint press release dated August 16, 2000, the text of which is attached hereto as Exhibit 99.1, is incorporated herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits.


         99.1 Joint Press Release of Registrant and GSB Financial dated August 16, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BERKSHIRE BANCORP INC.
                                           (Registrant)

Dated:  August 16, 2000                By: /s/ Steven Rosenberg
                                           -------------------------------------
                                           Steven Rosenberg
                                           Chief Financial Officer and President



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                                  EXHIBIT INDEX

Exhibit          Description
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99.1             Joint Press Release of Registrant and GSB Financial dated
                 August 16, 2000.